BRIDGE BUILDER TRUST

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

Supplement dated May 4, 2020

to the Prospectus dated October 28, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

A.        Effective May 4, 2020, LSV Asset Management and T. Rowe Price Associates, Inc., will each be added as a subadviser to the Bridge Builder Large Cap Value Fund.

Accordingly, effective May 4, 2020, the Prospectus is hereby supplemented and revised as follows:

1.

The fourth paragraph under the sub-section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Large Cap Value Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser may allocate Fund assets for each investment strategy to the following Sub-advisers: Artisan Partners Limited Partnership (“Artisan”); Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”); BlackRock Investment Management, LLC (“BlackRock”); LSV Asset Management (“LSV”); T. Rowe Price Associates, Inc. (“T. Rowe Price”); and Wellington Management Company LLP (“Wellington Management”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

2.	The following paragraphs are hereby added to the sub-section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Large Cap Value Fund”:

LSV’s Principal Investment Strategies

LSV primarily invests in large and medium capitalization U.S. companies. LSV uses a bottom-up investment style, seeking to identify companies that are trading at prices substantially below their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.

T. Rowe Price’s Principal Investment Strategies

T. Rowe Price’s active investment approach emphasizes the value of large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price typically employees a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. In selecting investments for its allocated portion of the Fund, T. Rowe Price generally looks for companies in the aggregate with one or more of the following: an established operating history; above-average dividend yield relative to the broader equity market; low price/earnings ratio relative to the broader equity market; a sound balance sheet and other positive financial characteristics; or low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises. T. Rowe Price typically invests in U.S. common stocks and may invest in foreign stocks. The portion of the Fund managed by T. Rowe Price may also at times invest significantly in certain sectors, such as the financials sector.

3.

The following “Sector Focus Risk” is hereby added after the “Regulatory and Judicial Risk” in the sub-section entitled “Principal Risks” under the section entitled “Summary Section – Bridge Builder Large Cap Value Fund”:

•

Sector Focus Risk. Because the Fund may invest a significant portion of its assets in the financial sector of the market, the Fund may be more affected by events influencing the financial sector than a fund that is more diversified across numerous sectors. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

4.	The following tables are hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Large Cap Value Fund”:

LSV

Portfolio Managers	Position with LSV	Length of Service to the Fund
Josef Lakonishok, Ph.D.	Chief Executive Officer, Chief Investment Officer, Portfolio Manager and Founding Partner	Since May 2020
Menno Vermeulen, CFA	Portfolio Manager, Senior Quantitative Analyst and Partner	Since May 2020
Puneet Mansharamani, CFA	Portfolio Manager, Senior Quantitative Analyst and Partner	Since May 2020
Greg Sleight	Portfolio Manager, Quantitative Analyst and Partner	Since May 2020
Guy Lakonishok, CFA	Portfolio Manager, Quantitative Analyst and Partner	Since May 2020

T. Rowe Price

Portfolio Managers	Position with T. Rowe Price	Length of Service to the Fund
John D. Linehan, CFA	Vice President and Portfolio Manager	Since May 2020

5.

The last paragraph under the sub-section entitled “Bridge Builder Large Cap Value Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser may allocate assets of the Large Cap Value Fund to the following Sub-advisers: Artisan, BHMS, BlackRock, LSV, T. Rowe Price, and Wellington Management. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

6.

The following paragraphs are hereby added to the sub-section entitled “Bridge Builder Large Cap Value Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

LSV’s Principal Investment Strategies

LSV uses a deep value, bottom-up investment approach, employing fundamental and qualitative criteria to evaluate and select securities of large and medium capitalization companies that it feels are trading at a substantial discount to their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.

LSV’s active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund in a bottom-up, contrarian value approach.

The primary components of the quantitative model are:

•	indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio;
•	indicators of past negative market sentiment, such as poor past stock price performance;
•	indicators of recent momentum, such as high recent stock price performance; and
•	control of incremental risk relative to the benchmark index.

All such indicators are measured relative to the overall universe of large and medium capitalization companies.

T. Rowe Price’s Principal Investment Strategies

T. Rowe Price’s active investment approach emphasizes the value of large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price typically employees a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. In selecting investments for its allocated portion of the Fund, T. Rowe Price generally looks for companies in the aggregate with one or more of the following: an established operating history; above-average dividend yield relative to the broader equity market; low price/earnings ratio relative to the broader equity market; a sound balance sheet and other positive financial characteristics; or low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises. T. Rowe Price typically invests in U.S. common stocks and may invest in foreign stocks. The portion of the Fund managed by T. Rowe Price may also at times invest significantly in certain sectors, such as the financials sector.

7.	The table under “Additional Information Regarding the Fund’s Principal Risks” is hereby deleted and replaced in its entirety with the following:

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
Active Management Risk	✓	✓	✓	✓	✓	✓	✓	✓
Adjustable Rate Mortgages Risk	✓	✓
American Depositary Receipts or Global Depositary Receipts Risk				✓	✓	✓	✓	✓
Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk	✓	✓
Convertible Securities Risk		✓
Corporate Debt Securities Risk	✓	✓
Counterparty Risk	✓	✓	✓	✓	✓	✓	✓	✓
Credit Risk	✓	✓	✓
Currency Risk	✓	✓		✓	✓	✓	✓	✓
Derivatives Risk	✓	✓	✓	✓	✓	✓	✓	✓
Emerging Markets Securities Risk	✓	✓						✓
Equity Risk				✓	✓	✓	✓	✓
Financial Sector Risk					✓		✓
Floating Rate Securities Risk	✓	✓
Foreign Securities Risk	✓	✓		✓	✓	✓	✓	✓
Forward Contracts Risk		✓						✓
Futures Contracts Risk	✓	✓	✓	✓	✓	✓	✓	✓
Geographic Focus Risk								✓
Growth Style Risk				✓		✓		✓

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
Health Care Risk						✓
High Yield Securities Risk		✓	✓
Information Technology Risk				✓		✓
Interest Rate Risk	✓	✓	✓
Investment Company and Exchange Traded Fund Risk	✓	✓	✓	✓	✓	✓	✓	✓
Investment Strategy Risk	✓	✓	✓	✓	✓	✓	✓	✓
Issuer-Specific Risk	✓	✓	✓	✓	✓	✓	✓	✓
Larger Company Risk				✓	✓	✓	✓	✓
Leverage Risk	✓	✓	✓	✓	✓	✓	✓	✓
Liquidity Risk	✓	✓	✓	✓	✓	✓	✓	✓
Loan Risk		✓
Market Risk	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage Dollar Roll Risk	✓	✓
Multi-Manager and Multi-Style Management Risk	✓	✓	✓	✓	✓	✓	✓	✓
Municipal Housing Revenue Bond Risk			✓
Municipal Securities Risk			✓
Options Risk								✓
Passive Management Risk				✓	✓	✓	✓	✓
Portfolio Turnover Risk	✓	✓
Prepayment and Extension Risk	✓	✓	✓
Private Activity Bonds Risk			✓
Privately Issued Securities Risk	✓	✓	✓
Real Estate Investment Trusts Risk				✓	✓	✓	✓	✓
Redemption Risk	✓	✓	✓	✓	✓	✓	✓	✓
Regulatory and Judicial Risk	✓	✓	✓	✓	✓	✓	✓	✓
Reinvestment Risk	✓	✓	✓
Sector Focus Risk				✓	✓	✓	✓
Smaller Company Risk				✓	✓	✓	✓	✓
Sovereign Debt Risk		✓
Structured Notes Risk		✓
Swap Agreement Risk	✓	✓
Tax and AMT Risk			✓
Trust Preferred and Bank Capital Securities Risk		✓
U.S. Government Securities Risk	✓	✓	✓
Value Style Risk					✓		✓	✓
When-Issued, Delayed Delivery, and Forward Commitment Transactions Risk	✓	✓

8.	The following disclosure is hereby added as the second sentence of the second paragraph in the sub-section entitled “Sub-advisers and Portfolio Managers”:

“A discussion regarding the Board’s considerations in connection with the approvals of the Sub-advisory Agreement of LSV and T. Rowe Price, respectively, for the Large Cap Value Fund will be available in the Funds’ annual report to shareholders for the period ending June 30, 2020.”

9.	The following disclosure is hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers – Large Cap Value Fund” under the section entitled “Management of the Funds”:

LSV

LSV, 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, serves as a Sub-adviser to the Large Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. LSV is registered as an investment adviser with the SEC. As of December 31, 2019, LSV had assets under management of approximately $120.6 billion.

Portfolio Managers:

Josef Lakonishok, Menno Vermeulen, Puneet Mansharamani, Greg Sleight, and Guy Lakonishok have served as portfolio managers of the Large Cap Value Fund since May 2020.

Dr. Josef Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 42 years of investment and research experience.

Mr. Vermeulen, CFA has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 27 years of investment experience.

Mr. Mansharamani, CFA has served as a Senior Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006. He has more than 20 years of investment experience.

Mr. Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 13 years of investment experience.

Mr. Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 18 years of investment experience.

T. Rowe Price

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, serves as a Sub-adviser to the Large Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. As of December 31, 2019, T. Rowe Price and its affiliates had assets under management of approximately $1.21 trillion.

Portfolio Manager:

John D. Linehan, CFA, has served as a portfolio manager of the Large Cap Value Fund since May 2020.

Mr. Linehan is a portfolio manager, the chief investment officer of Equity, and a member of the firm’s U.S. Equity Steering and Equity Brokerage and Trading Control Committees. He is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. From February 2009 to June 2014, Mr. Linehan was head of U.S. Equity and chairman of the U.S. Equity Steering Committee. He joined T. Rowe Price in 1998 as an equity analyst, covering the paper and forest products and airline industries. Prior to joining T. Rowe Price, between 1990 and 1996, he was an executive in the oil trading and consulting industry. Mr. Linehan began his investment career in 1987 in mortgage-backed securities trading. He earned a B.A. in economics from Amherst College and an M.B.A. from Stanford Graduate School of Business, where he was a Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance.

B. Effective June 30, 2020, Matthew Lilling will be added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Bridge Builder Small/Mid Cap Growth Fund’s assets allocated to ClearBridge Investments LLC, and Derek Deutsch will no longer serve as a member of the portfolio management team.

Accordingly, effective May 4, 2020, the Prospectus is hereby supplemented and revised as follows:

1.	The table entitled “ClearBridge” under the sub-section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund – Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with ClearBridge	Length of Service to the Fund
Brian Angerame	Managing Director, Portfolio Manager	Since Inception
Derek Deutsch, CFA[1]	Managing Director, Portfolio Manager	Since Inception
Aram Green	Managing Director, Portfolio Manager	Since Inception
Mathew Lilling, CFA[2]	Director, Portfolio Manager	From June 2020
Jeffrey Russell, CFA	Managing Director, Portfolio Manager	Since Inception

1Until June 30, 2020.

2As of June 30, 2020.

2.

The sub-section entitled “Portfolio Managers” under the section entitled “Management of the Funds – Sub-advisers and Portfolio Managers – Small/Mid Cap Growth Fund – ClearBridge” is deleted and replaced with the following:

Portfolio Managers:

Brian Angerame, Derek Deutsch, CFA, Aram Green, and Jeffrey Russell, CFA have been portfolio managers of the Small/Mid Cap Growth Fund since its inception. Mr. Deutsch will continue to serve as a portfolio manager of the Small/Mid Cap Growth Fund until June 30, 2020.

Matthew Lilling will begin serving as a portfolio manager of the Small/Mid Cap Growth Fund on June 30, 2020.

Mr. Angerame is a portfolio manager at ClearBridge and co-manages several products. He joined a predecessor organization in 2000 as an equity research analyst and has 25 years of investment experience. Previously Mr. Angerame was an analyst and assistant portfolio manager at Prudential Investment Management.

Mr. Deutsch is a portfolio manager at ClearBridge and co-manages several products. He joined a predecessor organization in 1999 as an equity research analyst and has 20 years of investment experience.

Mr. Green is a portfolio manager at ClearBridge and co-manages several products. He joined ClearBridge in 2006 as a research analyst and has 18 years of investment experience. Before joining ClearBridge, he was an equity analyst at Hygrove Partners, LLC.

Mr. Lilling is currently a portfolio analyst at ClearBridge and will become a portfolio manager co-managing several products starting June 30, 2020. He joined ClearBridge in 2010 and has 13 years of investment industry experience. Prior to joining ClearBridge, he was a Private Equity and M&A Advisory Associate at MTS Health Partners and an Investment Banking Analyst at Lehman Brothers, Inc.

Mr. Russell is a portfolio manager at ClearBridge and co-manages several products. He joined a predecessor organization in 1990 and has 38 years of investment experience.

C.        Effective May 4, 2020, Suzanne Henige will be added as a member of the portfolio management team of the portion of the assets of each of the Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund, and Bridge Builder International Equity Fund allocated to BlackRock Investment Management LLC, and Greg Savage will no longer serve as a member of the portfolio management team.

Accordingly, effective May 4, 2020, the Prospectus is hereby supplemented and revised as follows:

1.	All references to Mr. Savage in the Prospectus are hereby removed.

2.

The table entitled “BlackRock” under the sub-sections for each of the Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund, and Bridge Builder International Equity Fund entitled “Summary Section – Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Managing Director, Senior Portfolio Manager	Since April 2016
Amy Whitelaw	Managing Director, Portfolio Manager	Since October 2019
Jennifer Hsui	Managing Director, Senior Portfolio Manager	Since October 2019
Suzanne Henige	Director, Portfolio Manager	Since May 2020

3.

The sub-section entitled “Portfolio Managers” under the section entitled “Management of the Funds – Sub-advisers and Portfolio Managers – Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund, and Bridge Builder International Equity Fund—BlackRock” is deleted and replaced with the following:

Portfolio Managers:

Alan Mason has been a portfolio manager of the Funds since their inception. Rachel M. Aguirre has been a portfolio manager of the Funds since April 2016. Jennifer Hsui, CFA, and Amy Whitelaw, Managing Director, have been portfolio managers of the Funds since October 2019. Suzanne Henige has been a portfolio manager of the Funds since May 2020.

Mr. Mason is a Managing Director and Portfolio Manager at BlackRock and is the Head of Americas Beta Strategies. Mr. Mason is a member of the Beta Strategies ExCo, Americas ExCo and Global Human Capital Committees. Mr. Mason started at BlackRock in 1991, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, he served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and, most recently, head of Global Portfolio Management, Client Solutions. Mr. Mason has led three key growth efforts: developing the U.S. transition capability from a service to a business, growing the key asset allocation product for the firm’s U.S. DC platform, LifePath, and building the foundation for key dimensions of the firm’s rapidly growing solutions business.

Ms. Aguirre is a Managing Director and the Head of the Americas Developed Markets Portfolio Engineering team. She is responsible for overseeing the management of developed market index equity portfolios spanning institutional and ETF clients. Ms. Aguirre’s service with the firm dates back to 2005, including her years with BGI, which merged with BlackRock in 2009. At BGI she was a Portfolio Manager in the Index Equity Group, where she managed index and enhanced index portfolios for institutional clients. Prior to this, she was a Portfolio Manager and Strategist in BGI’s Fixed Income Group, focusing on Liability Driven Investing (LDI).

Jennifer Hsui, CFA, Managing Director and Senior Portfolio Manager, is Head of the Emerging Markets Portfolio Engineering team within BlackRock’s ETF and Index Investments Americas business. She is responsible for overseeing the management of Emerging Markets Institutional and iShares funds. Ms. Hsui’s service with the firm dates back to 2006, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she led the team responsible for the domestic institutional equity index funds. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.

Amy Whitelaw, Managing Director, is the Head of the US & Canadian iShares Equity ETF Portfolio Engineering within BlackRock’s Index Equity team. She is responsible for overseeing the management of the Americas listed US & Canadian iShares equity funds. She is a member of the LifePath Executive Committee and serves as a member of the US & Canada Defined Contribution Operating Committee. Ms. Whitelaw also co-chairs the Women’s Initiative Network on the West Coast. Ms. Whitelaw’s service with the firm dates back to 1999, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she led the Defined Contribution Portfolio Management team in Client Solutions, responsible for the management of defined contribution strategies for institutional and retail investors. Previously, Ms. Whitelaw worked in the Transition Services group as both a transition manager and strategist,and was also an international equity trader on Barclays Global Investors’ trading desk. Prior to BGI, she worked in the Institutional Derivatives Sales group at Goldman Sachs. Ms. Whitelaw earned a BA degree in International studies and French from Dickinson College in 1993.

Suzanne Henige, CFA, Director and Senior Portfolio Manager, is a member of BlackRock’s ETF and Index Investments Portfolio Engineering group. She currently leads the Sub-Advised Portfolio Engineering team which is responsible for managing US and Developed markets Mutual Funds and Sub-Advised portfolios. Mrs. Henige’s service with the firm dates back to 2009. Prior to her current role, she managed portfolios in the iShares Emerging Markets and US Institutional teams. Before transitioning to the portfolio management team in 2011, she was a team lead in Client Reporting. Mrs. Henige began her career as an Officer in the International Developed Fund Accounting team at State Street in 2003. Mrs. Henige earned a BS degree in managerial economics and an MBA degree from University of California, Davis in 2003 and 2012, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGE BUILDER TRUST

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

Supplement dated May 4, 2020

to the Statement of Additional Information (the “SAI”)

dated October 28, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

A.     Effective May 4, 2020, LSV Asset Management and T. Rowe Price Associates, Inc., will each be added as a subadviser to the Bridge Builder Large Cap Value Fund.

Accordingly, effective May 4, 2020, the SAI is hereby supplemented and revised as follows:

1.	The table in the section of the SAI entitled “Investment Strategies, Policies, Securities and Investments, and Risks” is hereby deleted and replaced in its entirety as follows:

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
Equity Securities	✓	✓	✓	✓	✓	✓	✓	✓
Illiquid Investments	✓	✓	✓	✓	✓	✓	✓	✓
Liquidity Risk Management	✓	✓	✓	✓	✓	✓	✓	✓
Exchange Traded Funds and Other Registered Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓		✓	✓	✓	✓	✓
Real Estate Securities	✓	✓	✓	✓	✓	✓	✓	✓
Borrowing and Other Forms of Leverage	✓	✓	✓	✓	✓	✓	✓	✓
Cash Position	✓	✓	✓	✓	✓	✓	✓	✓
Short-Term Investments	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓		✓
Municipal Securities	✓	✓	✓		✓
U.S. and Foreign Government Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable Rate Demand Notes	✓	✓	✓
Floating Rate Securities	✓	✓	✓		✓
Inverse Floaters	✓	✓
Zero-Coupon and Payment-in-Kind Bonds	✓	✓	✓

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
LIBOR Risk	✓	✓	✓		✓
Risks of Investing in Fixed Income Securities	✓	✓	✓		✓
Risks of Investing in Lower-Rated Debt Securities	✓	✓	✓		✓
Risks of Investing in Distressed Companies	✓	✓	✓
Asset-Backed and Mortgage-Related and Mortgage-Backed Securities	✓	✓	✓
Sale-buyback Transactions		✓
Bank Loans		✓			✓
Inflation-Protected Securities	✓	✓	✓
Private Investments	✓	✓	✓	✓	✓	✓	✓	✓
Hybrid Securities	✓	✓			✓			✓
Derivatives	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓
Other Investment Risks	✓	✓	✓	✓	✓	✓	✓	✓
Market Risks	✓	✓	✓	✓	✓	✓	✓	✓
Multi-Manager and Multi-Style Risk	✓	✓	✓	✓	✓	✓	✓	✓
Special Risks of Transactions in Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Temporary Defensive Investments	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity Risk	✓	✓	✓	✓	✓	✓	✓	✓

2.	The following disclosure is hereby added to the sub-section entitled “Large Cap Value Fund” under the section of the SAI entitled “The Funds’ Investment Teams – Large Cap Value Fund”:

LSV Asset Management (“LSV”), 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. LSV is a Delaware general partnership between LSV’s management team and current and retired employee partners (61%) and SEI Funds, Inc. (39%), a wholly-owned subsidiary of SEI Investments Company. Both SEI Funds, Inc. and SEI Investments Company are located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. For its services as a Sub-adviser, LSV is entitled to receive a fee from the Large Cap Value Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for the portfolio managers, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of the fees for these accounts are based on account performance, this information is reflected below. Information is shown as of January 31, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

All Accounts
Dr. Josef Lakonishok	38	$21,313 million	77	$29,339 million	435	$63,086 million
Menno Vermeulen, CFA	38	$21,313 million	77	$29,339 million	435	$63,086 million
Puneet Mansharamani, CFA	38	$21,313 million	77	$29,339 million	435	$63,086 million
Greg Sleight	38	$21,313 million	77	$29,339 million	435	$63,086 million
Guy Lakonishok, CFA	38	$21,313 million	77	$29,339 million	435	$63,086 million

Accounts Subject to Performance Fees
Dr. Josef Lakonishok	0	0	6*	$1,843 million	48	$12,116 million
Menno Vermeulen, CFA	0	0	6*	$1,843 million	48	$12,116 million
Puneet Mansharamani, CFA	0	0	6*	$1,843 million	48	$12,116 million
Greg Sleight	0	0	6*	$1,843 million	48	$12,116 million
Guy Lakonishok, CFA	0	0	6*	$1,843 million	48	$12,116 million

* These accounts are Limited Partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.

As of January 31, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades to confirm consistency with LSV’s policies and procedures.

Compensation. Dr. Lakonishok and Messrs. Vermeulen, Mansharamani, Sleight and G. Lakonishok receive a fixed base salary and bonus which is a function of overall firm profitability and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. In addition, each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-Advisory Agreement with the Adviser. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. For its services as a Sub-adviser, T. Rowe Price is entitled to receive a fee from the Large Cap Value Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of January 31, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
John D. Linehan, CFA	17	$40.26 billion	18	$14.91 billion	27	$6.33 billion

As of January 31, 2020, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Conflicts of Interest. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered and is especially important for certain T. Rowe Price funds.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

B.    Effective June 30, 2020, Matthew Lilling will be added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Bridge Builder Small/Mid Cap Growth Fund’s assets allocated to ClearBridge Investments LLC, and Derek Deutsch will no longer serve as a member of the portfolio management team.

Accordingly, effective May 4, 2020, the SAI is hereby supplemented and revised as follows:

1.

The sub-section entitled “Other Accounts Managed by Portfolio Manager” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Small/Mid Cap Growth Fund – ClearBridge Investments LLC) (“ClearBridge”) “ is replaced with the following:

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2019, unless otherwise noted. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

All Accounts
Brian Angerame	5	$5.4 billion	2	$42.1 million	2,091	$674.0 million
Derek Deutsch, CFA	6	$5.4 billion	4	$335.6 million	2,142	$717.3 million
Aram Green	6	$8.0 billion	3	$34.0 million	1,142	$459.8 million
Matthew Lilling, CFA[1]	0	$0	0	$0	0	$0
Jeffrey Russell, CFA	4	$7.3 billion	2	$26.1 million	1,142	$459.8 million

Accounts Subject to Performance Fees
Brian Angerame	1	$2.9 billion	0	$0	0	$0
Derek Deutsch, CFA	1	$2.9 billion	0	$0	0	$0
Aram Green	1	$2.9 billion	0	$0	0	$0
Matthew Lilling, CFA[1]	0	$0	0	$0	0	$0
Jeffrey Russell, CFA	1	$2.9 billion	0	$0	0	$0

1As of January 31, 2020.

As of June 30, 2019, Messrs. Angerame, Deutsch, Green and Russell did not beneficially own any shares of the Fund.

As of January 31, 2020, Mr. Lilling did not beneficially own any shares of the Fund.

2.	Effective June 30, 2020, all references to Mr. Deutsch are hereby removed.

C. Effective May 4, 2020, Suzanne Henige will be added as a member of the portfolio management team of the portion of the assets of each of the Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund, and Bridge Builder International Equity Fund allocated to BlackRock Investment Management LLC, and Greg Savage will no longer serve as a member of the portfolio management team.

Accordingly, effective May 4, 2020, the SAI is hereby supplemented and revised as follows:

1.	All references to Mr. Savage are hereby deleted.

2.

The sub-section “Other Accounts Managed by Portfolio Managers” under the section entitled “The Funds’ Investment Teams – The Sub-advisers –Municipal Bond Fund, Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, and International Equity Fund - BlackRock Investment Management LLC (“BlackRock”) is replaced with the following:

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2019, unless otherwise noted. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Municipal Bond Fund
Walter O’Connor, CFA	29	$25.81 billion	0	$0	0	$0
Michael Kalinoski, CFA	16	$32.79 billion	0	$0	0	$0
Kevin Maloney, CFA	10	$2.39 billion	0	$0	0	$0

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, and International Equity Fund
Rachel M. Aguirre	332	$1.32 trillion	165	$606.0 billion	144	$549.7 billion
Alan Mason	321	$1.33 trillion	0	$0	0	$0
Suzanne Henige[1]	77	$136.9 billion	1	$663.0 million	0	$0
Jennifer Hsui	275	$1.27 trillion	59	$69.08 billion	36	$26.55 billion
Amy Whitelaw	276	$1.24 trillion	92	$32.00 billion	0	$0
Accounts Subject to Performance Fees
Walter O’Connor, CFA	0	$0	0	$0	0	$0
Michael Kalinoski, CFA	0	$0	0	$0	0	$0
Kevin Maloney, CFA	0	$0	0	$0	0	$0
Rachel M. Aguirre	0	$0	11	$9.82 billion	121	$190.8 billion
Alan Mason	0	$0	0	$0	0	$0
Suzanne Henige[1]	0	$0	0	$0	0	$0
Jennifer Hsui	0	$0	1	$867.0 million	27	$23.76 billion
Amy Whitelaw	0	$0	0	$0	0	$0

1As of January 31, 2020.

As of June 30, 2019, the Messrs. Kalinoski, Maloney, Mason, and O’Connor and Mses. Aguirre, Hsui, and Whitelaw did not beneficially own any shares of the Funds.

As of January 31, 2020, Ms. Henige did not beneficially own any shares of the Funds.

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